Other Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 29 – Other Events

In conjunction with the sale of servicing rights in first quarter 2014, FHN expects to receive payments for approximately $20 million of previously unrecognized servicing fees. These payments are recognized in mortgage banking income when received. Upon completion of its servicing sales in first quarter 2014, FHN anticipates that over $70 million of servicing assets (primarily MSR) and over $200 million of servicing advances will have been derecognized from the Consolidated Statements of Condition.

Additionally, as part of the continuing wind down of non-strategic operations, FHN anticipates resolving several legacy securitization structures that have historically been included in FHN's financial statements as consolidated VIEs or secured borrowing arrangements. The aggregate effect of these resolution efforts is expected to result in recognition of approximately $5 million in losses in first quarter 2014. This will also result in the removal of approximately $230 million of secured borrowings from FHN's Consolidated Statements of Condition.

FHN has also initiated transactions in first quarter 2014 that are expected to result in recognition of approximately $6 million of securities gains and approximately $5 million of losses related to a lease abandonment.